________________________________________________________________________________
                                                                               1


DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the quarter ended March 31,2000.

HIGH YIELD MARKET

High yield bonds suffered their worst quarterly performance since the global financial crisis of the third quarter of 1998. The sector, as represented by the Lehman Brothers High Yield Bond Index (the "Index"), declined 2.3%, while investment-grade corporates and Treasuries returned 1.4% and 3.8%, respectively, as measured by their respective Lehman Brothers Bond Indexes. The poor performance was due to weak demand conditions caused by mutual fund outflows, recent default rates, and an ongoing supply of new issues.

High yield mutual funds experienced outflows of $2.8 billion in the first quarter, compared with inflows of $4.9 billion for the same period a year ago, a swing of $7.7 billion. While difficult to track, high yield market outflows appeared to be shifting into higher return vehicles, such as technology stock funds. High yield bond new issuance, which was down to $21 billion from $29 billion a year ago, proved challenging for the market to absorb. Telecom and media companies continued to dominate new issues, accounting for 77% of total volume. These conditions resulted in a lack of trading liquidity and higher volatility in market prices.

Domestic default rates remained high at 4.5% on a latest 12-month basis, contributing to investor reluctance to commit new money to the market. Despite a 40 basis point decline in 10-year Treasury yields to 6.02%, high yield bond yields increased 90 basis points to about 11.90%. Quality spreads widened by 130 basis points over Treasuries to nearly 590 basis points, approaching their widest levels since the summer of 1998.

STRATEGY

Portfolio strategy focused on upgrading overall quality and liquidity through the purchase and ownership of bonds issued by companies with the following characteristics: major equity market capitalizations; large issues outstanding; and significant market presence in their respective industries. Portfolio additions included credits in cable TV, telecommunications, technology, and food sectors.

Positions in short maturity issues and issues likely to be refinanced in the near future were increased to limit downside volatility and create future liquidity. Our overweight in emerging market corporates was reduced somewhat to about 12.0% to take advantage of that market's relative strength. We maintained our overweight in gaming, technology and transportation industries and increased our weightings in cable TV and telecommunications companies. Holdings were reduced in some distressed credits, small size issues, and foreign corporates. We continued our underweight in the energy, health care, and retailing sectors. Finally, we kept our overweight positions in middle-tier credits (Single Bs) at 72%, compared with a 55% market weighting.

The Fund remains broadly diversified and was invested in the issues of 113 companies at quarter-end. The top three industry categories as a percentage of net assets were: telecommunications (21.4%), containers and paper (11.4%), and entertainment (11.1%).

The Fund's average maturity was kept at about 7.4 years and the average quality was maintained at Single B. The Fund's leverage during the quarter remained below 33% of assets and was 28% at quarter-end.

PERFORMANCE

Despite the overall poor performance of the high yield sector in the first quarter, CIGNA High Income Shares outperformed its benchmark by 32 basis points. The Fund generated a negative net total return of 2.02% based on net asset value, compared with a negative 2.34% return for the Index. The Fund's performance was positively impacted by its overweighting in technology issues and emerging market corporates, as those sectors outperformed the market. Quarterly return based on the market value of the Fund's shares traded over the New York Stock Exchange was a positive 5.80%.

The portfolio also benefited from a slew of positive corporate events. Four issuers received attractive takeover bids from large, financially strong companies; three cred-

________________________________________________________________________________
                                                                               2


its successfully completed IPOs ("Initial Public Offerings), and one telecom company closed on a large refinancing. In most of these cases, the bonds traded up substantially in price. Nevertheless, performance was hindered during the period as BB bond returns exceeded Single Bs, the gaming sector underperformed, and the Fund's leverage reduced returns due to negative market conditions.

In March, the Fund's monthly dividend was reduced to 6 cents per share. More information on the rate change may be found on page11.

OUTLOOK

Due to very difficult market conditions, high yield bond spreads during the quarter approached values not seen since the global financial crisis of the summer of 1998. Barring a recession, which is not predicted, or a macro "big bang" event, such as a collapse in stock prices, we do not expect a scenario where spreads will widen significantly from current levels. Experience has shown when an asset class becomes relatively cheap, new investors get involved and bid prices higher. However, liquidity (or lack thereof) drives markets. To provide forward momentum for the balance of the year, the market needs an event that will have a positive impact on trading liquidity. Absent that, 2000 could be the third year in a row of below-average returns for the high yield market.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 2000 (Unaudited)  3

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
BONDS AND NOTES - 133.9%
AEROSPACE AND DEFENSE - 2.9%
BE Aerospace, Inc.,
    9.875%, 2006                            $ 4,000        $ 3,570
    9.5%, 2008                                  500            430
Hexcel Corp., 9.75%, 2009                     5,050          4,292
                                                      -------------
                                                             8,292
                                                      -------------

AUTO AND TRUCK - 2.3%
Collins & Aikmann Products Co.,
    11.5%, 2006                               3,000          2,865
Tenneco Automotive, Inc.,
    11.625%, 2009                             4,000          3,890
                                                      -------------
                                                            6,755
                                                      -------------

BROADCASTING AND MEDIA - 4.9%
American Lawyer Media, Inc.,
    9.75%, 2007                               4,500          4,151
Echostar DBS Corp., 9.375%, 2009              3,000          2,895
Innova S DE R.L., 12.875%, 2007               4,600          4,324
Lodgenet Entertainment Corp.,
    10.25%, 2006                              3,000          2,910
                                                      -------------
                                                            14,280
                                                      -------------

CABLE TV - 5.5%
Cablevision S.A., 13.75%, 2007                3,500          3,460
Charter Communications, Inc.,
    10.25%, 2010 (144A security
    acquired Jan. 2000 for
    $5,000,000)**                             5,000          4,800
Multicanal, S.A.,
    13.125%, 2009 Series E                    2,450          2,536
United Pan Europe Communications N.V.
    11.25%, 2010 (144A security
    acquired Jan. 2000 for
    $5,480,785)**                             5,500          5,280
                                                      -------------
                                                            16,076
                                                      -------------

CHEMICALS - 2.3%
Brunner Mond Group PLC,
    11%, 2008                                 3,000          1,500
Great Lakes Carbon Corp.,
    10.25%, 2008                              1,665          1,515
Huntsman ICI Chemicals, Inc.,
    10.125%, 2009                             4,000          3,800
                                                      -------------
                                                             6,815
                                                      -------------

CONSUMER PRODUCTS AND SERVICES - 5.8%
Anchor Advanced Products, Inc.,
    11.75%, 2004                              2,250          1,569
Carson, Inc., 10.375%, 2007                   3,250          3,445
Desa International, Inc., 9.875%, 2007        2,750          1,980
Drypers Corp., 10.25%, 2007                   4,000          2,880
Moll Industries, Inc., 10.5%, 2008            3,260          1,222
Samsonite Corp., 10.75%, 2008                 4,350          3,676
United Industries Corp., 9.875%, 2009         3,050          2,143
                                                      -------------
                                                            16,915
                                                      -------------

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
CONTAINERS AND PAPER - 11.4%
Gaylord Container Corp.,
    9.875%, 2008                            $ 6,000        $ 5,040
Grupo Industrial Durango, S.A.,
    12.625%, 2003                             4,500          4,556
Indah Kiat Finance Mauritius Ltd.,
    10%, 2007                                 8,000          5,600
Packaging Corp., 9.625%, 2009                 5,000          4,875
Pindo Deli Finance Mauritius Ltd.,
    10.75%, 2007                              4,800          3,312
Riverwood International Corp.,
    10.625%, 2007                             4,000          3,940
    10.875%, 2008                             2,000          1,920
Tjiwi Kimia Finance Mauritius Ltd.,
    10%, 2004                                 4,950          3,737
                                                      -------------
                                                            32,980
                                                      -------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 8.4%
Amkor Technology, Inc.,
    9.25%, 2006                               1,500          1,448
    10.5%, 2009                               4,400          4,334
Dictaphone Corp., 11.75%, 2005                2,465          2,416
Fairchild Semiconductor Corp.,
    10.125%, 2007                             2,625          2,553
    10.375%, 2007                             2,500          2,456
International Wire Group, Inc.,
    11.75%, 2005,                             3,425          3,459
MCMS, Inc.,
    9.75%, 2008                               3,000          1,455
Viasystems, Inc.,
    9.75%, 2007                               5,500          4,620
    9.75%, 2007, Series B                     2,000          1,680
                                                      -------------
                                                            24,421
                                                      -------------

ENTERTAINMENT - 11.1%
American Skiing Co., 12%, 2006                5,250          4,463
Booth Creek Ski Holdings, Inc.,
    12.5%, 2007                               4,250          2,975
Boyd Gaming Corp.
    9.5%, 2007                                2,100          1,932
Casino Magic of Louisiana Corp.,
    13%, 2003                                 4,750          5,106
Hollywood Park, Inc., 9.25%, 2007             4,075          4,014
Isle Capri Casinos, Inc., 8.75%, 2009         3,650          3,185
Players International, Inc.,
    10.875%, 2005                             2,775          2,872
Premier Parks, Inc., 9.75%, 2007              3,500          3,299
SFX Entertainment, Inc.,
    9.125%, 2008                              1,500          1,500
    9.125%, 2008                              3,000          2,970
                                                      -------------
                                                            32,316
                                                      -------------



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 2000 (Unaudited)  4
  (Continued)

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
FINANCIAL - 2.8%
Dollar Financial Group, Inc.,
    10.875%, 2006                          $  4,150       $  4,088
Labranche & Co., Inc., 12%, 2007
    (144A security acquired Feb. 2000
    for $4,093,363)**                         4,150          4,067
                                                      -------------
                                                             8,155
                                                      -------------

FOOD AND BEVERAGES - 10.4%
Agrilink Foods, Inc., 11.875%, 2008           4,000          3,640
Chiquita Brands International, Inc.,
    10.25%, 2006                              2,895          2,244
    10%, 2009                                 1,230            947
Compania de Alimentos Fargo,
    13.25%, 2008                              2,750          2,420
Di Giorgio Corp., 10%, 2007                   4,000          3,560
Fleming Cos.,  Inc.,
    10.625%, 2001                             4,500          4,444
Grupo Azucarero Mexico S.A.,
    11.5%, 2005                               2,175            816
Imperial Holly Corp., 9.75%, 2007             5,000          1,250
Mastellone Hermonos S.A.,
    11.75%, 2008                              3,250          2,730
Premier International Foods PLC,
    12%, 2009 (144A security acquired
    Aug. 1999 for $4,500,000)**               4,500          4,185
Stater Brothers Holdings, Inc.,
    10.75%, 2006                              4,100          4,110
                                                      -------------
                                                            30,346
                                                      -------------

HEALTH CARE - 2.2%
Express Scripts, Inc., 9.625%, 2009           3,000          2,850
King Pharmaceutical, Inc.,
    10.75%, 2009                              2,800          2,772
Mediq, Inc., 11%, 2008                        6,500            650
                                                      -------------
                                                             6,272
                                                      -------------

INDUSTRIAL - 8.7%
Blount, Inc., 13%, 2009                       5,150          5,330
Bucyrus International, Inc.,
    9.75%, 2007                               5,000          2,000
Foamex Capital Corp., 13.5%, 2005             5,500          4,950
Goss Graphics Systems, Inc.,
    12.25%, 2005                              2,313            786
Grove Worldwide L.L.C.,
    9.25%, 2008                               4,400          1,881
High Voltage Energy Corp.,
    10.5%, 2004                               2,000          1,620
ICF International Inc., 13%, 2003***          5,000          2,250
Neenah Corp.,
    11.125%, 2007, Series B                   2,650          2,279
    11.125%, 2007, Series E (144A
    security acquired Nov. 1998 for
    $1,552,500)**                             1,500          1,290
Outsourcing Services Group, Inc.,
    10.875%, 2006                             3,500          2,940
                                                      -------------
                                                            25,326
                                                      -------------


                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
METALS - 2.7%
Doe Run Resource Corp.,
    11.25%, 2005                           $  4,000       $  1,920
Gulf States Steel, Inc., 13.5%, 2003+         3,765            541
Renco Steel Holdings, Inc.,
    10.875%, 2005                             5,850          5,265
                                                      -------------
                                                             7,726
                                                      -------------

MISCELLANEOUS - 8.1% AES Corp.,
    9.5%, 2009                                3,900          3,744
Allied Waste North America, Inc.,
    10%, 2009                                 6,500          4,875
Buhrmann U.S., Inc., 12.25%, 2009             4,800          4,824
Sullivan Graphics, Inc., 12.75%, 2005         5,500          5,693
United Rentals, Inc.,
    9%, 2009                                  3,750          3,272
    9.25%, 2009                               1,350          1,188
                                                      -------------
                                                            23,596
                                                      -------------

RETAIL - 1.2%
Jo Ann Stores, Inc., 10.375%, 2007            4,000          3,480
                                                      -------------

TECHNOLOGY - 5.5%
Exodus Communications, Inc.,
    11.25%, 2008                              4,800          4,800
Orbital Imaging Corp., 11.625%, 2005          4,250          2,677
PSI Net, Inc., 11%, 2009                      5,850          5,675
Verio, Inc., 11.25%, 2008                     2,765          2,737
                                                      -------------
                                                            15,889
                                                      -------------

TELECOMMUNICATIONS - 21.4%
Alestra S DE R.L., 12.125%, 2006              6,000          6,015
AMSC Acquisition, Inc.,
    12.25%, 2008                              4,325          3,417
Caprock Communications Corp.,
    12.%, 2008                                3,430          3,361
    11.5%, 2009                               1,000            970
Energis PLC., 9.75%, 2009                     2,500          2,512
Hyperion Telecommunications, Inc.,
    12.%, 2007                                5,920          5,950
KMC Telecom Holdings, Inc.,
    13.5%, 2009                               3,400          3,383
Poland Telecom Finance B.V.,
    14%, 2007                                 3,000            900
Primus Telecommunications, Inc.,
    11.75%, 2004                              5,250          5,040
RSL Communications PLC.,
    12.25%, 2006                              1,375          1,361
    10.5%,  2008                              4,750          3,990
Spectrasite Holdings, Inc.,
    10.75%, 2010 (144A security acquired
    Mar. 2000 for $4,087,063)**               4,200          4,032
Talton Holdings, Inc., 11%, 2007              2,800          2,520
Transtel Pass-Thru Trust,
    12.5%, 2007                               4,250          2,465


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 2000 (Unaudited)  5
  (Continued)

                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
TELECOMMUNICATIONS - (CONTINUED)
Versatel Telecom B.V.,
    13.25%, 2008                           $  5,550       $  5,689
Williams Communications, Inc.,
    10.875%, 2009                             6,000          5,910
World Access, Inc., 13.25%, 2008              5,200          4,524
                                                      -------------
                                                            62,039
                                                      -------------

TEXTILES - 2.7%
Cluett American Corp.,
    10.125%, 2008                             5,000          3,300
Delta Mills, Inc., 9.625%, 2007               2,750          1,987
Norton McNaughton, Inc.,
    12.5%, 2005                               3,000          2,640
                                                      -------------
                                                             7,927
                                                      -------------

TRANSPORTATION - 6.0%
American Commercial Lines L.L.C.,
    10.25%, 2008                              4,300          3,569
Atlas Air, Inc., 10.75%, 2005                 5,385          5,385
Avis Rent A Car, Inc., 11%, 2009              4,725          4,654
Kitty Hawk, Inc., 9.95%, 2004                 4,000          3,680
                                                      -------------
                                                            17,288
                                                      -------------

WIRELESS COMMUNICATIONS - 7.6%
Centennial Cellular, Inc.,
    10.75%, 2008                              4,000          3,920
Metrocall, Inc., 9.75%, 2007                  5,000          3,825
Price Communications Wireless, Inc.,
    11.75%, 2007                              5,500          5,899
Nuevo Grupo Isuacell S.A.,
    14.25%, 2006 (144A security
    acquired Dec. 1999 for
    $3,259,688)**                             3,250          3,510
Winstar Communications, Inc.,
    12.5%, 2008 (144A security acquired
    March 2000 for $5,037,500)**              5,000          4,900
                                                      -------------
                                                            22,054
                                                      -------------

TOTAL BONDS AND NOTES
    (Cost - $455,346,892)                                  388,948
                                                      -------------

                                               SHARES
                                                (000)
                                               ------

COMMON STOCKS - 0.1%
Goss Graphic Systems Inc., Class B               64            129
World Access, Inc.                               16            312
                                                      -------------
TOTAL STOCKS
  (Cost - $329,263)                                            441
                                                      -------------



                                                         MARKET
                                           SHARES         VALUE
                                           (000)          (000)
-------------------------------------------------------------------
WARRANTS - 1.8%
American Mobile Satellite Corp.,
    Exp. 2008*                                $   3        $   382
Convergent Communications, Inc.,
    Exp. 2008*                                   30            441
NS Group, Inc.,  Exp. 2003*                       4             39
Orbital Imaging Corp., Exp. 2005*                 4             85
Poland Telecom. Finance B.V.,
    Exp. 2007*                                    3              -
Primus Telecommunications, Inc.,
    Exp. 2004*                                    4            264
Versatel Telecom B.V., Exp 2008*                  7          3,930
Wireless One, Inc., Exp. 2000*                   15              -
                                                      -------------
TOTAL WARRANTS (Cost - $355,627)                             5,141
                                                      -------------

TOTAL INVESTMENTS IN SECURITIES - 135.8%
    (Total Cost - $456,031,782)                            394,530
Liabilities, Less Cash and Other Assets - (35.8%)         (104,053)
                                                      -------------
NET ASSETS - 100%
    (equivalent to $5.61 per share based on
    51,819,564 shares outstanding)                       $ 290,477
                                                      =============

     -----------------------------------------------------------------

     PORTFOLIO COMPOSITION (UNAUDITED)
     March  31, 2000

                                           MARKET         % OF
     QUALITY RATINGS* OF                    VALUE        MARKET
     LONG-TERM BONDS                        (000)         VALUE
     ----------------------------------------------------------------
     Ba/BB                                   $54,252         14.0%
     B/B                                     280,129         72.0%
     Below B                                  54,567         14.0%
                                         ------------  ------------
                                            $388,948        100.0%
                                         ============  ============

     *The higher of Moody's or Standard & Poor's Ratings.

  -----------------------------------------------------------------

*    Non-income producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $32,064,000 (aggregate cost $33,010,899) which is approximately 11% of net assets.
***  Variable rate security. Rate disclosed is as of March 31, 2000.
+    Defaulted securities.



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       6

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)

                                          (IN THOUSANDS)
                                          --------------
ASSETS:
Investments at market value
    (Cost - $456,031,782)                     $ 394,530
Cash on deposit with custodian                        2
Receivable for investments sold                   8,270
Interest receivable                              13,861
Investment for Trustees' deferred
    compensation plan                               274
                                            ------------
      TOTAL ASSETS                              416,937
                                            ------------
LIABILITIES:
Payable for investments purchased                10,346
Loan payable                                    111,182
Dividend payable April 10, 2000 at
    $0.06 per share                               3,109
Accrued interest payable                          1,253
Accrued advisory fees payable                       210
Deferred Trustees' fees payable                     274
Other accrued expenses (including $26,149
    due to affiliate)                                86
                                            ------------
      TOTAL LIABILITIES                         126,460
                                            ------------

NET ASSETS (Equivalent to $5.61 per share
    based on 51,819,564 shares of beneficial
    interest outstanding; unlimited number
    of shares authorized)                     $ 290,477
                                            ============

COMPONENTS OF NET ASSETS:
Paid in capital                               $ 403,211
Overdistributed net investment income              (166)
Unrealized depreciation of investments          (61,502)
Accumulated net realized loss                   (51,066)
                                            ------------
NET ASSETS                                    $ 290,477
                                            ============



---------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2000
(UNAUDITED)

                                             (IN THOUSANDS)
                                          ---------------------
INVESTMENT INCOME
INCOME:
    Interest                                           $12,370
EXPENSES:
    Interest expense                       $2,055
    Investment advisory fees                  643
    Administrative services                    33
    Custodian fees and expenses                30
    Shareholder reports                        23
    Auditing and legal fees                    18
    Transfer agent fees and expenses           18
    Trustees' fees                             10
    Other                                      11        2,841
                                          --------  -----------
NET INVESTMENT INCOME                                    9,529
                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON
    INVESTMENTS
    Net realized loss from investments                  (4,991)
    Unrealized depreciation of investments             (11,236)
                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                        (16,227)
                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                   $ (6,698)
                                                    ===========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       7

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)


                                     THREE MONTHS      YEAR ENDED
                                        ENDED         DECEMBER 31,
                                     MAR. 31, 2000        1999
                                   ----------------- ----------------
                                            (IN THOUSANDS)
                                   ----------------------------------
OPERATIONS:
Net investment income                   $     9,529      $    41,408
Net realized loss from
   investments                               (4,991)         (40,375)
Unrealized appreciation
   (depreciation)
   on investments                           (11,236)          14,578
                                   ----------------- ----------------
Net increase (decrease) in net
   assets from operations                    (6,698)          15,611
                                   ----------------- ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.195
   per share and $0.82 per share,
   respectively)                             (9,603)         (42,033)
                                   ----------------- ----------------
Total distributions to
shareholders                                 (9,603)         (42,033)
                                   ----------------- ----------------

CAPITAL SHARE TRANSACTIONS:
Capital contribution by Adviser                   -           1,615
Net increase from 240,155 and
   848,146 capital shares issued
   to shareholders in reinvestment
   of distributions, respectively            1,426            5,870
                                   ----------------- ----------------
Net increase from capital share
   transactions                               1,426            7,485
                                   ----------------- ----------------
NET DECREASE IN NET ASSETS                  (14,875)         (18,937)

NET ASSETS:
Beginning of period                         305,352          324,289
                                   ----------------- ----------------
End of period (including
   overdistributed net investment
   income of $165,737 and $91,725,
   respectively)                       $    290,358      $   305,352
                                   ================= ================



STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2000
(UNAUDITED)



                                              (IN THOUSANDS)
                                              ---------------

CASH PROVIDED BY FINANCING ACTIVITIES:
Cash provided by borrowing                    $      5,227
Dividends paid in cash                              (9,067)
                                               ------------
                                                    (3,840)
CASH USED BY OPERATIONS:
Purchases of portfolio securities                  (57,541)
Proceeds from sales of portfolio securities         49,767
                                               ------------
                                                    (7,774)
                                               ------------
Net Investment Income                                9,529
Net change in receivables/payables
   related to operations                             2,086
                                               ------------
                                                    11,615
                                               ------------
                                                     3,841
                                               ------------

NET INCREASE IN CASH                                     1
CASH, BEGINNING OF PERIOD                                1
                                              -------------
CASH, END OF PERIOD                           $          2
                                              =============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)             8



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are accreted over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) 9



2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 31, 2002. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time or at fixed rates as may be agreed to between the Fund and the lender. The average borrowings outstanding during the three months ended March 31, 2000 were $114,004,391 at an average interest rate of approximately 6.60%. As of March 31, 2000, the Fund was paying interest at an average annual rate of 7.15% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the three months ended March 31, 2000, the Fund paid or accrued $32,512. On February 24, 1999, the Fund received a capital contribution of $1,615,306 from its Advisor as reimbursement for inaccurate execution of a corporate action.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the three months ended March 31, 2000 were $57,541,312 and $49,766,843, respectively.

As of March 31, 2000, the cost of securities for federal income tax purposes was $456,031,782. At March 31, 2000, net unrealized depreciation for federal income tax purposes aggregated $61,502,147 of which $6,984,507 related to appreciated securities and $68,486,654 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1999, the Fund had a capital loss carryover for federal income tax purposes of $34,135,912 of which $3,704,377, $1,753,142 and $28,678,393 expire in 2000, 2003 and 2007, respectively. On
December 31, 1999, a capital loss carryover in the amount of $35,528,808 expired resulting in a permanent adjustment between additional paid in capital and accumulated net realized loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                                                                              10


7. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


-----------------------------------------------------------------------------------------------------------------------------------
                                                 (UNAUDITED)
                                                    3 MOS.
                                                    ENDED
                                                  MARCH, 31                          YEAR ENDED DECEMBER 31,
                                                        2000           1999          1998         1997         1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                  $  5.92         $  6.39      $  7.88      $  7.43      $  7.19       $  6.59
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                0.19            0.81         0.88         0.87         0.85          0.84
Net realized and unrealized gains (losses)              (0.31)          (0.46)       (1.49)        0.44         0.29          0.60
                                                        ------          ------       ------       ------       ------        ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.12)           0.35        (0.61)        1.31         1.14          1.44
                                                        ------          ------       ------       ------       ------        ------
LESS DISTRIBUTIONS:
Distributions from net investment income                (0.19)          (0.82)       (0.88)       (0.86)       (0.90)        (0.84)
Distributions in excess of net investment income         -               -            -            -            -             -
                                                        ------          ------       ------       ------       ------        ------
TOTAL DISTRIBUTIONS                                     (0.19)          (0.82)       (0.88)       (0.86)       (0.90)        (0.84)
                                                        ------          ------       ------       ------       ------        ------
NET ASSET VALUE, END OF PERIOD                        $  5.61         $  5.92      $  6.39      $  7.88      $  7.43       $  7.19
                                                      ========        ========     ========     ========     ========       =======
MARKET VALUE, END OF PERIOD                           $  5.50         $  5.38      $  7.25      $  8.44      $  8.38       $  7.88
                                                      ========        ========     ========     ========     ========       =======
TOTAL INVESTMENT RETURN:
Per share market value                                   5.80% +       (16.18)%      (3.35)%      11.65%       19.25%        26.24%
Per share net asset value (2)                           (2.02)% +        5.78%       (8.31)%      18.58%       16.70%        22.93%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)             $ 290,477       $ 305,352    $ 324,289    $ 295,256    $ 273,500     $ 259,773
Ratio of expenses to average net assets
  (includes interest expense)                            0.98% *         3.40%        3.40%       3.28%         3.35%         3.80%
Ratio of net expenses to average net assets
  (excludes interest expense)                            0.30% *         1.02%        0.97%       1.06%         1.07%         1.12%
Ratio of net investment income to average net
  assets                                                 3.12% *        13.05%       12.05%      11.28%        11.60%        12.03%
Portfolio turnover                                         12% +           49%          56%         74%           78%           60%



(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current period permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

*   Annualized
+   Unannualized

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                                                                              11


8. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   NET REALIZED AND
                                                                                UNREALIZED GAIN (LOSS)
                           INVESTMENT INCOME       NET INVESTMENT INCOME            ON INVESTMENTS       INCR. (DECR.) IN NET ASSETS
PERIOD ENDED               TOTAL      PER SHARE       TOTAL     PER SHARE        TOTAL     PER SHARE       TOTAL        PER SHARE
------------------------------------------------------------------------------------------------------------------------------------

March 31, 1998             $ 13,024   $ 0.28        $ 10,126    $  0.22        $  8,199    $  0.16        $ 108,909    $  0.18
June 30, 1998                14,459     0.29          11,110       0.22         (12,703)     (0.25)        (10,327)      (0.23)
September 30, 1998           14,432     0.29          11,120       0.22         (78,316)     (1.55)        (75,967)      (1.54)
December 31, 1998            14,244     0.28          11,324       0.23           7,420       0.15            6,418       0.10

March 31, 1999               13,768     0.27          11,120       0.22          (6,608)     (0.10)         (2,150)      (0.08)
June 30, 1999                13,592     0.27          10,928       0.21          (3,424)     (0.05)         (1,366)      (0.05)
September 30, 1999           12,995     0.25          10,353       0.20         (18,435)     (0.36)        (17,043)      (0.36)
December 31, 1999            11,853     0.23          9,007        0.17           2,670       0.05            1,622       0.03

March 31, 2000               12,370     0.24          9,529        0.19         (16,227)     (0.31)        (14,875)      (0.31)



------------------------------------------------------------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES


TRUSTEES                                                                              OFFICERS

                                           Thomas C. Jones
                                           PRESIDENT, CIGNA RETIREMENT AND
Hugh R. Beath                              INVESTMENT SERVICES AND CHAIRMAN OF THE    Richard H. Forde
ADVISORY DIRECTOR                          BOARD, TIMESSQUARE CAPITAL MANAGEMENT,     CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           INC.                                       AND PRESIDENT


Richard H. Forde                           Paul J. McDonald
SENIOR MANAGING DIRECTOR                   SPECIAL ADVISOR TO THE BOARD OF DIRECTORS  Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER


Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Alan C. Petersen
KAMAN CORPORATION                                                                     VICE PRESIDENT


                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY
------------------------------------------------------------------------------------------------------------------------------------

CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

DIVIDEND RATE CHANGE

The monthly dividend of $0.06 per share, which the Fund declared on March 15, 2000 and was paid on April 10, 2000 to shareholders of record on March 28, 2000, represents a new dividend rate. The new rate is a reduction from the 6.75 cents per-share rate the Fund has paid since February 1995. Fund Management noted that two principal market factors have caused the Fund's net investment income to decline in recent years. First, the higher coupon bonds purchased for the Fund in earlier years have gradually been replaced by lower coupon issues, as the original bonds have either matured, been called, or sold for investment and credit reasons. Second, the cost of the Fund's borrowing has increased. Interest payable on the Fund's revolving credit agreement is tied to short-term interest rates, which have risen faster than income from the Fund's invested assets. As a result of this upward trend in short-term rates, the positive income spread earned through leveraging has been reduced.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE /R/]

CIGNA High Income Shares                [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
100 Front Street
Suite 300
Worcester, MA 01601

                                                                      CIGNA HIGH
                                                                   INCOME SHARES

--------------------                    ________________________________________
     BULK RATE
    U.S. POSTAGE                                            FIRST QUARTER REPORT
       PAID                                                       MARCH 31, 2000
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------



                                      [CIGNA TREE LOGO GRAPHIC APPEARS HERE /R/]